Exhibit 4(d)

                         WEST PENN POWER COMPANY
                     Excerpt from Minutes of Meeting
                    of the Board of Directors held on
                             February 3, 1994

            The Chairman reported that the requisite regulatory approvals had been obtained for the issuance of all first mortgage bonds and submitted to the meeting copies of the following:
      (a) the Registration Statement on Form S-3 as amended, filed under the Securities Act of 1933;

      (b)   the application to the Pennsylvania Public Utilities
            Commission and the related order of said commission; and

      (c) the form of supplemental indenture with respect to the offering of the Bonds.

            On motion duly made, seconded, and unanimously adopted, such documents were approved and ordered filed with the records of the Company.
            The Chairman noted that it could be difficult to arrange a meeting of either the Board or of the three members of the Executive Committee between the issuance of the letters of invitation and the receipt of bids on the first mortgage bonds. He therefore recommended that the Board comprehensively and finally approve the issuance of up to $195,000,000 aggregate principal amount of its first mortgage bonds as detailed in the financing plan approved by the Board at its October 7, 1993 and February 3, 1994 meetings, with such precise interest rate and maturity as is approved in writing by Klaus Bergman, Chief Executive Officer of the Company, or Stanley I. Garnett, II, Chief Financial Officer of the System. All offerings would be effected, if possible, through competitive bidding. In the event, however, that market or other conditions make competitive bidding impracticable or undesirable the Company would propose to place the bonds privately with institutional investors or negotiate with underwriters for the purchase thereof.

            The Chairman further stated that it may be desirable to list some or all of the first mortgage bonds on the New York Stock Exchange and any other stock exchange, and that the proper officers of the Company should be authorized to prepare and file appropriate applications for such listings, and to register the first mortgage bonds under the Securities Exchange Act of 1934.
            After consideration and discussion, on motion duly made and seconded, it was unanimously
      RESOLVED, that having obtained the requisite approvals of regulatory bodies having jurisdiction, this Company is authorized to issue and sell for not less than 98% and not more than 101.75% of principal up to a total of $195 million additional first mortgage bonds in one or more series, with maturities of up to thirty years (such additional bonds being hereinafter referred to as Bonds), up to $130 million of which shall be for the purpose of raising funds to effect the tendering prior to the expiration of the call protection, or to effect the optional redemption prior to maturity of this Company's Series EE, 9%, and Series FF, 8-7/8% First Mortgage
Bonds at an all-in cost of money of not more than 8%, representing the three percent net present value of savings target rate, and up to $65 million of which shall be for general corporate purposes at an all-in cost not to exceed
9.0%; and further

      RESOLVED, that the actions of the officers of this Company in causing to be prepared and filed with the Securities and Exchange Commission a registration statement, as amended, under the Securities Act of 1933, as amended, with respect to not more than $45,000,000 aggregate principal amount of additional Bonds in one or more series are hereby approved and ratified, and that such officers are authorized to cause to be prepared and filed any and all further amendments thereto that they may deem necessary or advisable and to affix the corporate seal thereto, if required, and to attest the same; and that Nancy H. Gormley is hereby designated as the person authorized to receive notices and communications from the Securities and Exchange Commission in connection therewith; and further

      RESOLVED, that Stanley I. Garnett, Nancy H. Gormley, and Eileen M. Beck, and each of them, is hereby appointed attorney-in-fact of this Company with full authority to sign in the name and on behalf of this Company any and all amendments to the registration statement referred to in the preceding resolution, and that the Chairman of the Board, the President or any Vice President, and the Secretary or any Assistant Secretary of this Company are hereby authorized and empowered to execute, in the name and on behalf of this Company, an appropriate instrument or instruments for the purpose of evidencing the appointment of such attorneys-in-fact and cause the same to be filed with the Securities and Exchange Commission; and further

      RESOLVED, that the actions of the officers of this Company in executing and filing, in the name and on behalf of this Company or otherwise, applications for the approval and consent by other regulatory authorities having jurisdiction over the issuance of up to $195,000,000 aggregate principal amount of Bonds in one or more series are hereby approved and ratified; that the proper officers are hereby authorized to file such amendments thereto as they deem necessary or advisable, and to do such further acts and things in connection therewith as they may deem necessary or advisable; and further

      RESOLVED, that Klaus Bergman and Stanley I. Garnett, II, or either of them, are hereby authorized to order that this Company effect a tender offer or a redemption of the First Mortgage Bonds 9% Series due 2019 and 8-7/8% Series due 2021, at their respective tender offer price or applicable optional redemption price and pay, in each case, issuance expenses; and further

      RESOLVED, that Klaus Bergman and Stanley I. Garnett, II, or either of them, are hereby authorized to accept the bid of a responsible financial institution to purchase up to $130 million principal amount of Bonds, to effect a tender offer or a redemption of its Series EE, 9% and Series FF, 8-7/8% First Mortgage Bonds at an all-in cost of money not more than 8%, representing the three percent net present value of savings target rate, and up to $65 million of which shall be for general corporate purposes at an all-in cost not to exceed 9.0%, with maturities of up to thirty years from the date of issue, with or without up to a ten-year no-call or no refund provision; or if competitive bidding is not practicable or desirable, the Company would place the Bonds privately with institutional investors or enter into negotiations with underwriters for the purchase of such Bonds; that the Chairman, President or any Vice President, or the Treasurer or any Assistant Treasurer of this Company is hereby authorized to execute and deliver, in the name and on behalf of this Company, a Purchase Agreement with said Purchasers, and, in the name and on behalf of this Company or otherwise, to execute and deliver all such documents and to do or cause to be done all such other acts and things as he may deem necessary or desirable in order to effect the intent of the foregoing resolutions; and further

      RESOLVED, that the proper officers of this Company are authorized to take such steps as they may deem necessary or advisable to effect all other required regulatory filings in connection with the foregoing resolutions, including the preparation and filing of a Prospectus Supplement relating to the offering of each series of the Bonds; and further

      RESOLVED, that in order to provide for the creation under this Company's Indenture, dated as of March 1, 1916, as supplemented from time to time between this Company and The Chase Manhattan Bank (National Association), as Successor Trustee (hereinafter called the "Original Indenture"), of one or more series of Bonds, each such series to be known as Series
   *    ,      **   % the Chairman, President, or any Vice
President of this Company is hereby authorized to execute, in the name and on behalf of this Company, and cause to be delivered to The Chase Manhattan Bank (National Association), as Successor Trustee, for each such series a Supplemental Indenture to be dated as of the first day of the month of issuance of each series of Bonds, in the form submitted to this meeting with such changes therein as may be approved by the person executing the same, such approval to be conclusively evidenced by his execution thereof; and the Secretary or any Assistant Secretary of this Company is hereby authorized to affix to said Supplemental Indenture the corporate seal of this Company and to attest the same; and The Chase Manhattan Bank (National Association) is hereby requested to join with this Company in the execution and delivery of said Supplemental Indenture; and further

      RESOLVED, that there be issued by the Company
$195,000,000 aggregate principal amount of Bonds in one or more series, as created by the terms of the Supplemental Indenture relating to each series, and further

      RESOLVED, that such Bonds be issued as registered bonds without coupons; and further

      RESOLVED, that the President or any Vice President of this Company is hereby authorized, in the name and on behalf of this Company to execute (manually or by facsimile signature) under its corporate seal (or a facsimile thereof), attested by its Secretary or an Assistant Secretary (manually or by facsimile signature), and deliver for authentication to The Chase Manhattan Bank, (National Association), as Trustee, $195,000,000 aggregate principal amount of such Bonds in one or more series, the principal amount of each series, the series letter, interest rate, maturity and redemption provisions, as well as the actual cash cost to the Company of the permanent improvements, extensions or additions or the principal amount of bonds in substitution for and in place of which such new bonds are to be issued, and their series letter and maturity, are hereby authorized to be set forth in a letter to the Trustee, signed by the President or any Vice President or the Treasurer or any Assistant Treasurer of this Company. Said Bank, as Trustee, is hereby authorized and requested to authenticate each series of Bonds and to deliver the same, when so authenticated, to or upon the orders of the President or any



* Series to be sequentially named at the time of acceptance of a bid on the Bonds.

**    As designated by Klaus Bergman and Stanley I. Garnett,
      II, or either of them.

Vice President and the Treasurer or any Assistant Treasurer of this Company, pursuant to the terms of the Original Indenture and of the Supplemental Indenture relating to each series; and further

      RESOLVED, that the definitive Bonds of each such series shall be substantially in the form attached as an exhibit hereto, with such changes therein as the officers of this Company executing the same shall approve, such approval to be conclusively evidenced by their execution thereof; and further

      RESOLVED, that the principal corporate trust office of The Chase Manhattan Bank (National Association) is hereby designated as the agent of this Company for the registration, transfer and exchange of Bonds of each said series; and further

      RESOLVED, that the Chase Manhattan Bank, (National Association) is hereby appointed Agent of this Company for the payment of the principal of (and premium, if any) and interest on, the Bonds of each such series, and as such Agent may, in the performance of its duties, rely conclusively upon any instructions received by it and signed by the Chairman, President, any Vice President, the Treasurer, or Assistant Treasurer, the Secretary or any Assistant Secretary of this Company; and that this Company indemnify and hold free and harmless said Bank from and against any and all claims, demands, losses, expenses or liabilities which may be incurred by it in acting upon or paying any of such Bonds believed by it to be genuine, or by reason of any action taken by it in reliance upon any such instructions; and further

      RESOLVED, that the proper officers of this Company are hereby authorized to take such steps, including the execution and filing, in the name and on behalf of this Company or otherwise, of such certificates, affidavits, covenants, statements, or consents, as they may deem necessary or advisable to qualify each new series of Bonds to be issued in accordance with the financing plan previously approved and that approved today by the Board of Directors of the Company under the securities and blue sky laws of such states in the United States as they may determine; and further

      RESOLVED, that it may be desirable and in the best interest of the Company to have any series of Bonds listed on the New York Stock Exchange and any other stock exchange deemed desirable; that the proper officers are hereby authorized to determine the desirability of listing any series of the Bonds on the New York Stock Exchange and any other stock exchange deemed desirable, and in connection therewith to execute and file, and in the name and on behalf of this Company and under its corporate seal or otherwise, all requisite papers and documents as they may deem appropriate and desirable; and further

      RESOLVED, that the proper officers are authorized to execute and file, on behalf of this Company, an application for the registration of the Bonds with the Securities and Exchange

Commission pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, in such form as the officers of the Company executing the same may determine and as counsel for the Company may advise; and further

      RESOLVED, that the selection of Simpson, Thacher &
Bartlett as independent counsel for the prospective purchasers of each series of the Bonds is hereby ratified and approved;
and further

      RESOLVED, that Sullivan & Cromwell, Robert R. Winter, Thomas K. Henderson, and each of them, are hereby appointed counsel to give the opinions of counsel required by the Original Indenture and pursuant to the Purchase Agreement in connection with the issuance of each series of Bonds, and that Carl F. Schlenke is hereby appointed Engineer for the purpose of executing any engineer's certificates required by the provisions of the Original Indenture in connection with the issuance of such Bonds; and further

      RESOLVED, that the proper officers of and counsel to this Company are hereby authorized to execute and deliver all such documents, to effect any necessary regulatory filings, and to do or cause to be done all such other acts and things as may be necessary or desirable to effect the execution, authentication and delivery of said $195,000,000 aggregate principal amount of Bonds in accordance with the provisions of said Original Indenture and said Supplemental Indenture relating to each series of the Bonds, and otherwise to effect the purposes and intent of the foregoing resolutions.





                       (Form of Bond)
                   WEST PENN POWER COMPANY
               Incorporated under the Laws of
              the Commonwealth of Pennsylvania
          First Mortgage Bond, Series     ,      %
               Due

            West Penn Power Company (hereinafter called the Company), for
value received, promises to pay to                                or
registered assigns, on the first day of                           , at the
office or agency of the Company in the Borough of Manhattan, The City of
New York,          ****   DOLLARS             ***           in coin or
currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay to the registered
holder interest thereon from               or, if later, the
           or                         next preceding the date of this
bond, at the rate of                   per centum (      %) per annum in
like coin or currency, payable at said office or agency in New York on the
first days of          and           in each year, until such principal
shall be paid.  The interest so payable on any         or          will,
subject to certain exceptions provided in the Mortgage referred to below, be paid to the person in whose name this bond is registered at the close of business on the last business day which is more than fourteen days
prior to such              or                    .

            This bond is one of an issue of First Mortgage Bonds of the Company, all issued and to be issued under and equally secured by a Mortgage and Deed of Trust (hereinafter called the Mortgage), dated March 1, 1916, executed by the Company to the Equitable Trust Company of New York, as Trustee, to which Mortgage and to the indentures supplemental thereto reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect of such security and the terms and conditions upon which the bonds are issued and secured; but neither the foregoing reference to the Mortgage or any indenture supplemental thereto nor any provision thereof or of this bond shall affect or impair the obligation of the Company, which is unconditional, to pay the principal of and the interest on this bond at the respective times herein provided.

            First Mortgage Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Mortgage provided. This bond is one of a series designated as "First Mortgage Bonds, Series

,       %," of the Company, issued under and secured by the Mortgage and all indentures supplemental thereto and described in an indenture supplemental thereto (herein called the "Supplemental Indenture"), dated
as of                , executed by the Company, to the Trustee.
            The bonds of this series are subject to redemption, upon not less than 20 days nor more than 60 days prior notice, (a) upon application as provided in the Mortgage, as supplemented, of moneys included in the trust estate (other than any moneys included in the trust estate pursuant to the Renewal and Replacement Fund provided for in Section 4 of Article II-G or pursuant to the Maintenance Fund provided for in Section 3 of
Article II-B), at any time or times, at a Special Redemption Price of 100% of the principal amount so redeemed, or (b) [at any time or times], [on or
after                ,         ] as a whole or in part, at the applicable
percentage of their principal amount set forth below under "Regular Redemption Price" for the periods indicated:

If redeemed during                      If redeemed during
  the 12-month            Regular         the 12-month            Regular
 period beginning        Redemption      period beginning       Redemption
         ,                  Price                ,                 Price




together, in each case, with accrued interest to the redemption date;
subject, however, to the conditions that (i) [prior to              , the
Company may not redeem this bond at the Regular Redemption Price directly or indirectly with or in anticipation of moneys borrowed at an interest cost to the Company (calculated in accordance with accepted financial
practice) of less than       a year and] (ii) redemptions of bonds of this
Series during any 12-month period beginning May 1 pursuant to the application of such moneys included in the trust estate as provided in the

Mortgage, as supplemented may not exceed the greater of (a) 1% of the
aggregate principal amount ($      ) of the bonds of this series
originally issued or (b) the lowest percentage so redeemed (zero, if none are redeemed) of any other series of bonds then redeemable pursuant to such method during such 12-month period relative to the respective aggregate principal amount of bonds of such other series originally issued.

            The principal hereof may also become due on the conditions, in the manner and at the time set forth in the Mortgage, if default be made in the payment of interest on any of the bonds of this issue or in the performance of certain covenants of the Mortgage.

            Modifications of the rights and obligations of the Company and of the holders of the bonds may be made as provided in and to the extent permitted by the Mortgage, as supplemented; but without the consent of the holder hereof, no such modification may extend the time of payment of the principal hereof or interest hereon or reduce the principal hereof or the rate of interest hereon.

            This bond is transferable by the registered holder hereof in person, or by his duly authorized attorney, on the books of the Company at its office or agency in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor, as provided in the Mortgage, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. This bond may be exchanged at said office or agency of the Company for a like aggregate principal amount of registered bonds of other authorized denominations of the same series upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage.

            No recourse shall be had for the payment of the principal of or interest on this bond against any stockholder, officer or director of the Company, either directly or through the Company, under any statute or by the enforcement of any assessment or otherwise, all such liability of stockholders, this bond and being likewise waived and released by the terms of the Mortgage.

            The registered holder of this bond, by acceptance hereof, thereby waives and releases and forever discharges the Company from all obligation under that part of the covenant contained in Section 2 of
Article II of the Mortgage which provides that the Company (i) will not make any deduction from either principal or interest paid or payable on this bond for any tax or taxes, assessments or other governmental charges imposed by the United States or by any state, or county, or municipality therein, which the Company may be required to pay thereon or to retain therefrom under or by reason of any law or laws, and (ii) will take all steps and make all payments from time to time necessary, prescribed or imposed by any law of Pennsylvania to make and continue this bond as exempt from taxation in said state. The registered holder of this bond, by acceptance hereof, thereby agrees to furnish to the Company such evidence as may be necessary to enable the Company to determine whether or not the Company or any agent thereof is required by law to deduct or retain any tax or taxes from any payment of principal or interest on this bond. The registered holder of this bond, by acceptance hereof, thereby waives and releases and forever discharges the Company and the Trustee from all obligations under that part of Section 11 of Article I of the Mortgage which provides for the exchange of registered bonds for coupon bonds.

            This bond shall not become obligatory until The Chase
Manhattan Bank (National Association), the successor Trustee under the

Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

            IN WITNESS WHEREOF, West Penn Power Company has caused the facsimile signatures of its President and its Secretary and a facsimile of its corporate seal to be hereto affixed.

                                                WEST PENN POWER COMPANY


                                                        President
By.............................
Attest:
...............................
          Secretary